CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Gerald J. Shields, President and Chief Executive Officer, and Leonard MacMillan, Chief Financial Officer, of Trend Technology Corporation, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the quarterly report on Form 10-QSB of Trend Technology Corporation for the period ended June 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Trend Technology Corporation.

Dated November 2, 2005

/s/Gerald J. Shields

Gerald J. Shields,

President and Chief Executive Officer

/s/Leonard MacMillan

Leonard MacMillan,

Chief Financial Officer and

Principal Accounting Officer